UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2022

Date of reporting period:	August 1, 2021 – July 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Strategic Intermediate Municipal Fund

Annual report
7 | 31 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PPNAX

Putnam
Strategic Intermediate
Municipal Fund

Annual report
7 | 31 | 22

Message from the Trustees

September 8, 2022

Dear Fellow Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, both stocks and bonds have experienced declines, and U.S. GDP [gross domestic product] growth rates were negative in the first and second quarters. Consumers and businesses are grappling with multidecade-high inflation. Against this backdrop, the U.S. Federal Reserve has faced the difficult task of raising interest rates to contain price pressures without tipping the economy into a recession. Globally, the Russia-Ukraine War continues to disrupt trade and has weakened the economic outlooks for Europe and China.

While this challenging environment may test investors’ patience, you can be confident that Putnam portfolio managers are actively working for you. They are assessing risks while researching new and attractive investment opportunities for your fund.

We also would like to announce changes to the Board of Trustees. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank two Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares. See page 3 and pages 8–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before August 28, 2020, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The Putnam Strategic Intermediate Municipal Linked Benchmark represents the performance of the Bloomberg Municipal Bond Index through August 27, 2020, and the performance of the Bloomberg 3-15 Year Blend Municipal Bond Index thereafter.

† The fund’s primary benchmark, the Bloomberg 3-15 Year Blend Municipal Bond Index, was introduced on 1/31/90, which post-dates the inception of the fund.

2 Strategic Intermediate Municipal Fund

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/22. See page 2 and pages 8–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Strategic Intermediate Municipal Fund 3

Garrett, how was the market environment for intermediate-term municipal bonds during the 12-month period ended July 31, 2022?

Despite their healthy credit fundamentals, municipal bonds succumbed to market pressures during the second half of the period. Municipal bond prices fell and yields rose as the markets began pricing in a faster pace of monetary policy normalization. Geopolitical tensions also weighed on investor sentiment. As investors sought cash, municipal bond funds sold holdings to generate liquidity to meet redemptions. Municipal bond funds experienced record outflows in the first half of 2022 to the tune of nearly $80 billion. This exerted further downward pressure on prices, resulting in increasingly difficult market technicals [supply/demand dynamics] for the asset class.

The Federal Reserve faced a difficult task of cooling the U.S. economy without triggering a recession. Fed officials were trying to engineer a soft landing by slowing growth to ease price pressures without causing unemployment to rise dramatically. In March 2022, Fed policy-makers raised their short-term benchmark rate by a quarter percentage point and signaled

4 Strategic Intermediate Municipal Fund

Allocations are shown as a percentage of the fund’s net assets as of 7/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/22. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Strategic Intermediate Municipal Fund 5

their intent to take further measures to tackle persistent inflation. Following the 8.6% year-over-year increase in the Consumer Price Index [CPI] for May 2022, the Fed announced a three-quarter percentage-point rate increase in June 2022. It followed with another hike of the same size in July. The magnitude of the rate hikes, along with announcements from other key central banks, led to worries about whether policymakers could cool inflation without tipping economies into recession.

For the 12 months ended July 31, 2022, the Bloomberg 3-15 Year Blend Municipal Bond Index [the fund’s primary benchmark] returned –5.58%, outperforming the broader U.S. fixed income markets. Intermediate-term municipal bonds outperformed longer-term cohorts but underperformed shorter-term cohorts. From a credit perspective, investment-grade municipal bonds held up better than higher-yielding, lower-rated bonds in the risk-off environment.

What is your current assessment of the health of the municipal bond market?

Municipal credit fundamentals continue to be strong, in our view. Higher employment, increasing wages, and rising property values have all served to bolster tax receipts. As a result, state and local tax collections were up 16% year over year in the second quarter of 2022. Unprecedented fiscal support and strong economic growth also put most state and local governments in their best fiscal shape in more than a decade. Finally, municipal defaults are running below long-term averages year to date through July 31, 2022, and remain isolated to the lowest-rated cohorts. As such, we believe the credit outlook remains favorable.

How did the fund perform during the period?

For the 12 months ended July 31, 2022, the fund underperformed its primary and secondary benchmarks but outperformed the return of the median fund ranked within its Lipper peer group, Intermediate Municipal Debt Funds. [Median is the midpoint in a series of values laid out in numerical order.]

What strategies or holdings influenced the fund’s performance during the reporting period?

With short- and intermediate-term bond yields near record lows, duration positioning was shorter than that of its Lipper peer group average. This helped the fund outperform its Lipper peers as interest rates increased. However, these results were tempered by the portfolio’s overweight positioning in lower-investment-grade bonds as credit spreads widened. The fund is underweight high-yield bonds relative to its peers given our caution about ongoing economic uncertainty.

Our yield curve positioning was generally neutral over the period. The fund’s average maturity was slightly longer than its Lipper peer group. From a sector- or industry-positioning perspective, we favored general obligation, private higher education, and airport bonds compared with the fund’s Lipper peer group. At period-end, the portfolio held an overweight exposure to bonds rated A and BBB relative to the primary and secondary benchmarks.

In March 2022, Puerto Rico ended its nearly five-year bankruptcy with a plan to restructure its debt, resume payments to bondholders, and restore its public pension system. At period-end, the fund’s exposure to Puerto Rico municipal debt was neutral to slightly underweight relative to its Lipper peer group. We continue to monitor Puerto Rico debt for potential investment opportunities.

6 Strategic Intermediate Municipal Fund

What is your outlook for the municipal bond market for the coming months?

So far in 2022, the Fed’s aggressive monetary tightening and the ensuing record municipal bond fund outflows created a challenging market environment and negative returns for the asset class. However, while technicals remain challenged, we believe credit fundamentals are strong and valuations are fair.

The Fed’s summary of economic projections released in June 2022 forecasted an increase in the unemployment rate from 3.5% in July to 3.7%, 3.9%, and 4.1% by year-end 2022, 2023, and 2024, respectively. We believe the Fed’s challenge will be calibrating tighter monetary policy to reduce inflation without creating a recession and excessive job losses.

While the market’s adjustment to the Fed’s rate-tightening efforts has been painful for owners of interest-rate-sensitive assets, the risks around Fed tightening appear much more balanced for investors at period-end, in our opinion. We believe the increased income from higher yields and the fund’s limited duration can help provide a substantial cushion against losses from rising interest rates going forward.

Thank you, Garrett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Strategic Intermediate Municipal Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Before August 28, 2020, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 7/31/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (9/20/93)
Before sales charge	5.31%	2.47%	2.15%	0.81%	–5.99%
After sales charge	5.24	2.24	1.69	0.05	–8.10
Class B (9/9/85)
Before CDSC	5.31	1.96	1.54	0.21	–6.53
After CDSC	5.31	1.96	1.19	–0.71	–11.08
Class C (7/26/99)
Before CDSC	5.27	1.85	1.38	0.05	–6.75
After CDSC	5.27	1.85	1.38	0.05	–7.66
Class R6 (5/22/18)
Net asset value	5.22	2.71	2.40	1.06	–5.76
Class Y (1/2/08)
Net asset value	5.22	2.71	2.40	1.05	–5.77

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class A, C, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

8 Strategic Intermediate Municipal Fund

Comparative annualized index returns For periods ended 7/31/22

	Life of fund	10 years	5 years	3 years	1 year
Bloomberg 3-15 Year Blend
Municipal Bond Index*	—	2.32%	1.84%	0.60%	–5.58%
Putnam Strategic
Intermediate Municipal	5.93%	2.56	2.02	0.65	–5.58
Linked Benchmark†
Lipper Intermediate
Municipal Debt Funds	3.85	1.87	1.50	0.25	–6.44
category median‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The fund’s primary benchmark, the Bloomberg 3-15 Year Blend Municipal Bond Index, was introduced on 1/31/90, which post-dates the inception of the fund.

† The Putnam Strategic Intermediate Municipal Linked Benchmark represents the performance of the Bloomberg Municipal Bond Index through August 27, 2020, and the performance of the Bloomberg 3-15 Year Blend Municipal Bond Index thereafter.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/22, there were 214, 195, 166, 123, and 27 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $12,148 and $12,008, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $13,069 and $13,068, respectively.

* The Putnam Strategic Intermediate Municipal Linked Benchmark represents the performance of the Bloomberg Municipal Bond Index through August 27, 2020, and the performance of the Bloomberg 3-15 Year Blend Municipal Bond Index thereafter.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Strategic Intermediate Municipal Fund 9

Fund price and distribution information For the 12-month period ended 7/22/22

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	12		12	12	12	12
Income[1]	$0.201910		$0.125709	$0.099908	$0.255470	$0.244369
Capital gains[2]
Long-term gains	0.132897		0.132897	0.132897	0.132897	0.132897
Short-term gains	0.134603		0.134603	0.134603	0.134603	0.134603
Total	$0.469410		$0.393209	$0.367408	$0.522970	$0.511869
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
7/31/21	$15.37	$16.01	$15.39	$15.43	$15.39	$15.39
7/31/22	14.00	14.32	14.01	14.04	14.00	14.01
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	1.39%	1.36%	1.21%	1.05%	2.22%	1.80%
Taxable equivalent[4]	2.35	2.30	2.04	1.77	3.75	3.04
Current 30-day
SEC yield[5]	N/A	1.94	1.40	1.25	2.26	2.24
Taxable equivalent[4]	N/A	3.28	2.36	2.11	3.82	3.78

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2022. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Strategic Intermediate Municipal Fund

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 6/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (9/20/93)
Before sales charge	5.25%	2.43%	1.86%	0.30%	–7.51%
After sales charge	5.19	2.20	1.39	–0.46	–9.59
Class B (9/9/85)
Before CDSC	5.25	1.92	1.25	–0.29	–8.01
After CDSC	5.25	1.92	0.90	–1.20	–12.49
Class C (7/26/99)
Before CDSC	5.22	1.80	1.10	–0.43	–8.16
After CDSC	5.22	1.80	1.10	–0.43	–9.06
Class R6 (5/22/18)
Net asset value	5.17	2.68	2.11	0.57	–7.26
Class Y (1/2/08)
Net asset value	5.17	2.68	2.12	0.58	–7.24

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 7/31/21*	0.85%	1.45%	1.60%	0.59%	0.60%
Annualized expense ratio for the six-month
period ended 7/31/22†	0.85%	1.45%	1.60%	0.58%	0.60%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Strategic Intermediate Municipal Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/22 to 7/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.14	$7.05	$7.78	$2.83	$2.93
Ending value (after expenses)	$964.50	$962.30	$961.50	$966.10	$966.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/22, use the following calculation method. To find the value of your investment on 2/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.26	$7.25	$8.00	$2.91	$3.01
Ending value (after expenses)	$1,020.58	$1,017.60	$1,016.86	$1,021.92	$1,021.82

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

12 Strategic Intermediate Municipal Fund

Consider these risks before investing

Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. Interest the fund receives might be taxable.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. You can lose money by investing in the fund.

Strategic Intermediate Municipal Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class C shares and assumes redemption at the end of the period.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg 3-15 Year Blend Municipal Bond Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 and 17 years in maturity.

Bloomberg Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

14 Strategic Intermediate Municipal Fund

Putnam Strategic Intermediate Municipal Linked Benchmark represents the performance of the Bloomberg Municipal Bond Index through August 27, 2020, and the performance of the Bloomberg 3-15 Year Blend Municipal Bond Index thereafter.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Strategic Intermediate Municipal Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2022, Putnam employees had approximately $480,000,000 and the Trustees had approximately $65,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

16 Strategic Intermediate Municipal Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Strategic Intermediate Municipal Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management contract, effective July 1, 2022. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example,

18 Strategic Intermediate Municipal Fund

with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management contract would lower the sub-management fees paid by Putnam Management to PIL.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least November 30, 2023. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management contract.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of

Strategic Intermediate Municipal Fund 19

Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the

20 Strategic Intermediate Municipal Fund

“Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Intermediate Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2021 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	1st
Five-year period	1st

For the five-year period ended December 31, 2021, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2021, there were 213, 191 and 160 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order

Strategic Intermediate Municipal Fund 21

to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Strategic Intermediate Municipal Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Strategic Intermediate Municipal Fund 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Tax-Free Income Trust and Shareholders
of Putnam Strategic Intermediate Municipal Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Strategic Intermediate Municipal Fund (one of the funds constituting Putnam Tax-Free Income Trust, referred to hereafter as the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 8, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Strategic Intermediate Municipal Fund

The fund’s portfolio 7/31/22

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation
BAM Build America Mutual
COP Certificates of Participation
FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized
FNMA Coll. Federal National Mortgage Association Collateralized
G.O. Bonds General Obligation Bonds
GNMA Coll. Government National Mortgage Association Collateralized
NATL National Public Finance Guarantee Corporation
PSFG Permanent School Fund Guaranteed
VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 1.33% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (101.8%)*	Rating**	Principal amount	Value
Alabama (1.0%)
Black Belt Energy Gas Dist., Gas Supply Mandatory Put Bonds (6/1/27), Ser. D-1, 4.00%, 7/1/52 Mandatory Put Bonds (3/1/27), 6/1/27	Aa1	$1,000,000	$1,040,104
Jefferson, Cnty. Rev. Bonds, (Refunding warrants)
5.00%, 9/15/34	AA	1,075,000	1,186,832
5.00%, 9/15/33	AA	125,000	138,310
Southeast Energy Auth. Commodity Supply Mandatory Put Bonds (8/1/28), Ser. B-1, 5.00%, 5/1/53	A2	3,000,000	3,214,832
			5,580,078
Alaska (0.6%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
4.00%, 10/1/39	A+/F	2,445,000	2,462,176
4.00%, 10/1/38	A+/F	555,000	561,819
			3,023,995
Arizona (1.2%)
AZ State Indl. Dev. Auth. Rev. Bonds
(Equitable School Revolving Fund, LLC), 5.00%, 11/1/39	A	1,000,000	1,064,629
(Equitable School Revolving Fund), Ser. A, 5.00%, 11/1/36	A	1,235,000	1,324,540
(Equitable School Revolving Fund, LLC), 5.00%, 11/1/33	A	1,000,000	1,079,461
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds, (Royal Oaks Life Care Cmnty.)
4.00%, 5/15/31	BBB−/F	1,000,000	961,177
4.00%, 5/15/29	BBB−/F	1,000,000	975,553
Salt Verde, Fin. Corp. Gas Rev. Bonds, 5.50%, 12/1/29	A3	1,000,000	1,133,800
			6,539,160

Strategic Intermediate Municipal Fund 25

MUNICIPAL BONDS AND NOTES (101.8%)* cont.	Rating**	Principal amount	Value
California (20.7%)
Anaheim, Union High School Dist. G.O. Bonds, 3.00%, 8/1/38	Aa2	$3,000,000	$2,823,962
Bay Area Toll Auth. VRDN (San Francisco Bay Area), Ser. C, 1.10%, 4/1/53	VMIG 1	9,000,000	9,000,000
CA Cmnty. Choice Fin. Auth. Mandatory Put Bonds (8/1/28), (Green Bonds), Ser. A-1, 4.00%, 5/1/53	A1	9,675,000	10,066,093
CA Cmnty. Hsg. Agcy. Essential Hsg. 144A Rev. Bonds, (Aster Apt.), Ser. A-1, 4.00%, 2/1/56	BB+/P	250,000	231,736
CA Hsg. Fin. Agcy. Muni. Certif. Rev. Bonds, Ser. 21-1, Class A, 3.50%, 11/20/35	BBB+	907,125	878,273
CA Muni. Fin. Auth. VRDN (Chevron USA, Inc.), 1.85%, 11/1/35	VMIG 1	3,900,000	3,900,000
CA Pub. Fin. Auth. VRDN, (Sharp Hlth. Care Oblig. Group), Ser. C, 1.65%, 8/1/52	VMIG 1	2,475,000	2,475,000
CA State G.O. Bonds, 3.00%, 10/1/36	Aa2	2,000,000	1,919,085
CA State Charter School Fin. Auth. 144A Rev. Bonds, (Aspire Pub. Schools), 5.00%, 8/1/36	BBB	3,225,000	3,336,533
CA State Enterprise Dev. Auth. Student Hsg. Rev. Bonds, (Provident Group-SDSU Properties, LLC), Ser. A, 5.00%, 8/1/28	Baa3	150,000	160,652
CA State Infrastructure & Econ. Dev. Bank
Mandatory Put Bonds (6/1/26), (Museum Associates), 2.03%, 12/1/50	A3	1,000,000	986,880
Mandatory Put Bonds (8/1/24), (CA Academy of Sciences), 1.68%, 8/1/47	A2	1,500,000	1,482,693
CA State Infrastructure & Econ. Dev. Bank Rev. Bonds, (Performing Arts Ctr. of Los Angeles Cnty.), 5.00%, 12/1/29	A	675,000	767,972
CA State Muni. Fin. Auth. Rev. Bonds, (HumanGood Oblig. Group), Ser. A, 4.00%, 10/1/32	A−/F	1,000,000	1,021,379
CA State Poll. Control Fin. Auth. Rev. Bonds, (San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,000,000	1,038,213
CA State Pub. Wks. Board Rev. Bonds
Ser. E, 5.00%, 9/1/34	Aa3	900,000	951,392
(Various Cap. Projects.), Ser. A, 5.00%, 8/1/32	Aa3	1,000,000	1,210,064
CA Statewide Cmnty. Dev. Auth. Mandatory Put Bonds (11/1/29), (Kaiser Foundation Hosp.), Ser. C-1, 5.00%, 4/1/46, 11/1/29	AA−	5,000,000	5,891,584
Chula Vista, Muni. Fin. Auth. Special Tax Bonds, 5.50%, 9/1/30	AA−	775,000	801,852
Golden State Tobacco Securitization Corp. Rev. Bonds, Ser. B-1, 3.85%, 6/1/50	BBB−	3,000,000	2,774,392
Indio, Pub. Fin. Auth. Rev. Bonds, Ser. A, BAM
5.00%, 11/1/33 ##	AA	425,000	495,427
5.00%, 11/1/32 ##	AA	350,000	413,021
5.00%, 11/1/31 ##	AA	375,000	441,293
5.00%, 11/1/30 ##	AA	400,000	469,229
5.00%, 11/1/29 ##	AA	310,000	360,079
5.00%, 11/1/28 ##	AA	275,000	315,283

26 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (101.8%)* cont.	Rating**	Principal amount	Value
California cont.
Long Beach, Arpt. Syst. Rev. Bonds
Ser. B, AGM, 5.00%, 6/1/38	AA	$300,000	$345,450
Ser. B, AGM, 5.00%, 6/1/36	AA	250,000	289,893
Ser. A, AGM, 5.00%, 6/1/35	AA	300,000	348,762
Ser. B, AGM, 5.00%, 6/1/35	AA	300,000	348,762
Ser. A, AGM, 5.00%, 6/1/34	AA	400,000	468,352
Ser. B, AGM, 5.00%, 6/1/34	AA	200,000	234,176
Los Angeles Cnty., Regl. Fin. Auth. Rev. Bonds, (Vermont Manchester Social), 5.00%, 12/1/34	AA+	500,000	594,147
Los Angeles, Dept. of Arpt. Rev. Bonds
5.00%, 5/15/32	Aa3	1,000,000	1,168,673
Ser. A, 5.00%, 5/15/28	Aa3	1,500,000	1,691,345
Ser. C, 5.00%, 5/15/28	Aa3	2,175,000	2,452,450
Ser. A, 4.00%, 5/15/39	Aa3	1,500,000	1,508,873
4.00%, 5/15/35	Aa3	600,000	613,660
Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds, Ser. C, 5.00%, 7/1/39	Aa2	3,000,000	3,524,867
Pacifica, School Dist. G.O. Bonds, 4.00%, 8/1/45	Aa3	850,000	863,580
Port of Oakland Rev. Bonds
5.00%, 5/1/28	A2	750,000	842,358
1.081%, 5/1/24	A1	620,000	594,585
Regents of the U. of CA Med. Ctr. (The) Rev. Bonds, Ser. P, 5.00%, 5/15/38	Aa3	9,000,000	10,465,046
San Francisco, City & Cnty. Arpt. Comm. Intl. Arpt. Rev. Bonds, Ser. A
5.00%, 5/1/34	A1	6,485,000	7,355,078
5.00%, 5/1/31	A1	1,000,000	1,150,495
5.00%, 5/1/29	A1	2,000,000	2,274,174
San Francisco, City & Cnty. Arpt. Comm. Intl. Arpt. VRDN, Ser. B, 1.25%, 5/1/58	VMIG 1	13,000,000	13,000,000
San Francisco, Pub. Fac. Fin. Auth. Rev. Bonds
5.00%, 6/1/39	AA+	475,000	536,736
5.00%, 6/1/38	AA+	400,000	453,302
5.00%, 6/1/37	AA+	350,000	397,758
5.00%, 6/1/36	AA+	325,000	371,180
5.00%, 6/1/35	AA+	280,000	321,732
5.00%, 6/1/34	AA+	250,000	288,970
5.00%, 6/1/33	AA+	255,000	296,673
5.00%, 6/1/32	AA+	180,000	211,110
Sierra View, Local Hlth. Care Dist. Rev. Bonds
5.00%, 7/1/30	A/F	620,000	707,654
5.00%, 7/1/27	A/F	625,000	692,123
4.00%, 7/1/26	A/F	300,000	315,485
4.00%, 7/1/25	A/F	290,000	301,895
4.00%, 7/1/24	A/F	235,000	242,389
4.00%, 7/1/23	A/F	260,000	264,487
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist. No. 98-1 Chapman Heights), 5.375%, 9/1/30	A	375,000	376,748
			110,125,055

Strategic Intermediate Municipal Fund 27

MUNICIPAL BONDS AND NOTES (101.8%)* cont.	Rating**	Principal amount	Value
Colorado (1.3%)
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds, (CommonSpirit Hlth.), Ser. A-1
4.00%, 8/1/39	A−	$225,000	$226,009
4.00%, 8/1/38	A−	225,000	226,478
4.00%, 8/1/37	A−	150,000	151,378
Denver City & Cnty., Arpt. Rev. Bonds, Ser. B, 5.00%, 11/15/42	Aa3	1,125,000	1,280,042
E-470 Pub. Hwy. Auth. Mandatory Put Bonds (9/1/24), Ser. B, 1.878%, 9/1/39	A2	4,000,000	3,968,273
Vauxmont, Metro. Dist. G.O. Bonds, AGM
5.00%, 12/1/34	AA	285,000	325,210
5.00%, 12/1/32	AA	250,000	289,156
5.00%, 12/15/30	AA	125,000	136,701
5.00%, 12/15/29	AA	125,000	136,807
5.00%, 12/15/27	AA	125,000	137,171
5.00%, 12/15/25	AA	125,000	137,089
5.00%, 12/1/25	AA	175,000	191,549
			7,205,863
Connecticut (1.1%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Masonicare Issue), Ser. F, 5.00%, 7/1/34	BBB+/F	1,250,000	1,299,423
(Masonicare Issue), Ser. F, 5.00%, 7/1/33	BBB+/F	250,000	260,161
(Stamford Hosp. Oblig. Group (The)), Ser. M, 5.00%, 7/1/32	BBB+	1,400,000	1,596,519
(Stamford Hosp. Oblig. Group (The)), Ser. L-1, 4.00%, 7/1/26	BBB+	700,000	726,603
CT State Hsg. Fin. Auth. Mtge. Program Rev. Bonds
Ser. B-1, 4.10%, 11/15/39 T	Aaa	565,000	567,531
Ser. B-1, 4.15%, 11/15/44 T	Aaa	1,355,000	1,358,156
			5,808,393
Delaware (0.4%)
DE River & Bay Auth. Rev. Bonds, 5.00%, 1/1/32 ###	A1	2,000,000	2,360,511
			2,360,511
District of Columbia (2.6%)
DC Rev. Bonds
(KIPP DC), Ser. A, 5.00%, 7/1/48	BBB+	1,250,000	1,302,468
(Latin American Montessori Bilingual Pub. Charter School Oblig. Group), 4.00%, 6/1/30	BB+	1,000,000	1,004,490
Metro. DC Arpt. Auth. Rev. Bonds, Ser. A
5.00%, 10/1/43	Aa3	3,650,000	3,949,318
5.00%, 10/1/31	Aa3	1,000,000	1,130,885
5.00%, 10/1/30	Aa3	4,410,000	5,085,166
Metro. Washington DC, Arpt. Auth. Dulles Toll Rd. Rev. Bonds, (Dulles Metrorail & Cap. Impt. Proj.)
4.00%, 10/1/53 T	A−	660,000	620,961
Ser. B, 4.00%, 10/1/44 T	A−	665,000	644,179
			13,737,467

28 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (101.8%)* cont.	Rating**	Principal amount	Value
Florida (4.3%)
Cap. Trust Agcy. 144A Rev. Bonds, (WFCS Holdings II, LLC), Ser. A-1, 3.30%, 1/1/31	BB/P	$480,000	$422,075
Double Branch Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A-1, 4.25%, 5/1/34	A	360,000	361,490
FL State Dept. of Mgt. Svcs. COP, Ser. A, 3.00%, 11/1/35	Aa1	1,000,000	953,888
FL State Dev. Fin. Corp. Ed. Fac. Rev. Bonds, (River City Ed.), 5.00%, 7/1/31 ###	Baa3	325,000	339,171
FL State Dev. Fin. Corp. Ed. Fac. 144A Rev. Bonds, (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.), 3.00%, 7/1/31	BB/P	200,000	179,395
FL State Muni. Pwr. Agcy. Rev. Bonds, (St. Lucie), Ser. B
5.00%, 10/1/30	A2	1,000,000	1,124,833
5.00%, 10/1/29	A2	1,000,000	1,130,028
5.00%, 10/1/28	A2	1,000,000	1,148,957
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A−	1,375,000	1,452,134
Lakeland, Hosp. Syst. Rev. Bonds, (Lakeland Regl. Hlth.), 5.00%, 11/15/45	A2	2,000,000	2,052,321
Orange Cnty., HFA Mandatory Put Bonds (9/1/23), (Dunwoodie Place Preservation, Ltd.), Ser. A, 0.20%, 9/1/24	AA+	1,920,000	1,854,689
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds, (Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A−/F	1,000,000	1,037,300
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds, (Republic Drive/Universal), 5.00%, 4/1/23	A+/F	1,630,000	1,654,226
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds, (Acts Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A−/F	2,000,000	2,126,530
Palm Beach Cnty., School Board COP, Ser. C, 5.00%, 8/1/31	Aa3	5,400,000	5,688,361
Southeast Overtown Park West Cmnty. Redev. Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	240,000	247,681
St. John’s Cnty., Indl. Dev. Auth. Rev. Bonds, (Life Care Ponte Vedra Oblig. Group), Ser. A
4.00%, 12/15/31	BB+/F	200,000	185,457
4.00%, 12/15/30	BB+/F	195,000	182,804
4.00%, 12/15/29	BB+/F	215,000	203,268
Village, 144A Special Assmt., (Village Cmnty. Dev. Dist. No. 13), 1.875%, 5/1/25	BB−/P	525,000	499,538
			22,844,146
Georgia (1.1%)
Burke Cnty., Dev. Auth. Poll. Control Mandatory Put Bonds (2/3/25), (Oglethorpe Pwr. Corp.), 1.50%, 1/1/40	Baa1	1,600,000	1,550,463
Main Street Natural Gas, Inc. Gas Supply Mandatory Put Bonds (9/1/23), Ser. B, 1.898%, 4/1/48	Aa1	2,200,000	2,183,308
Muni. Election Auth. of GA Rev. Bonds, (Plant Vogtle Units 3 & 4)
Ser. A, 5.50%, 7/1/60	A	1,500,000	1,568,475
4.00%, 1/1/46	BBB+	330,000	317,786
			5,620,032

Strategic Intermediate Municipal Fund 29

MUNICIPAL BONDS AND NOTES (101.8%)* cont.	Rating**	Principal amount	Value
Guam (—%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM, 5.00%, 10/1/30 (Prerefunded 10/1/22)	AA	$200,000	$201,110
			201,110
Hawaii (—%)
HI State Dept. Budget & Fin. Rev. Bonds, (Kahala Nui), 5.25%, 11/15/37	A+/F	250,000	251,963
			251,963
Idaho (1.2%)
ID State Hlth. Fac. Auth. VRDN (St Luke’s Hlth. Syst. Ltd. Oblig. Group), Ser. C, 1.96%, 3/1/48	VMIG 1	6,400,000	6,400,000
			6,400,000
Illinois (6.0%)
Chicago, G.O. Bonds, Ser. A, 4.00%, 1/1/36	BBB+	1,000,000	1,001,038
Chicago, Board of Ed. G.O. Bonds, Ser. A, 5.00%, 12/1/39	BB	1,000,000	1,056,040
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. B, 5.00%, 1/1/33	A	5,465,000	5,770,896
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	500,000	508,523
Ser. C, 5.00%, 1/1/39	A	750,000	780,462
(2nd Lien), 5.00%, 1/1/39	A	565,000	576,293
Ser. C, 5.00%, 1/1/34	A	400,000	419,170
Ser. C, 5.00%, 1/1/33	A	405,000	424,855
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/39	A	675,000	696,869
IL State G.O. Bonds
5.00%, 11/1/41	Baa1	600,000	625,091
5.00%, 1/1/41	Baa1	340,000	351,725
5.00%, 11/1/34	Baa1	1,650,000	1,738,611
Ser. C, 5.00%, 11/1/29	Baa1	1,225,000	1,332,013
Ser. D, 5.00%, 11/1/28	Baa1	2,080,000	2,276,909
Ser. D, 5.00%, 11/1/27	Baa1	920,000	1,013,993
4.125%, 11/1/31	Baa1	830,000	851,273
4.00%, 1/1/31	Baa1	695,000	709,233
IL State Fin. Auth. Mandatory Put Bonds (11/15/26), (OSF Hlth. Care Syst. Oblig. Group), Ser. B-2, 5.00%, 5/15/50	A	1,000,000	1,091,028
IL State Fin. Auth. Rev. Bonds
(Ascension Hlth. Credit Group), Ser. C, 5.00%, 2/15/34	AA+	1,100,000	1,197,747
(Rosalind Franklin U. of Medicine and Science), Ser. A, 5.00%, 8/1/31	BBB+	400,000	427,139
(Art Institute of Chicago (The)), 5.00%, 3/1/30	Aa3	1,500,000	1,645,836
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev. Bonds, (U. of IL Chicago), 5.00%, 2/15/50	Baa3	500,000	494,094
Metro. Pier & Exposition Auth. Rev. Bonds, (McCormick Place Expansion), Ser. B, 5.00%, 12/15/33	A−	300,000	316,932
Metro. Pier & Exposition Auth. Dedicated State Tax Rev. Bonds, (McCormick), Ser. A, NATL, zero %, 12/15/22	Baa2	5,500,000	5,453,617
Metro. Wtr. Reclamation Dist. of Greater Chicago G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA	1,000,000	1,107,812
			31,867,199

30 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (101.8%)* cont.	Rating**	Principal amount	Value
Indiana (0.9%)
IN State Fin. Auth. Waste Wtr. Util. Rev. Bonds, (CWA Authority, Inc.), 5.00%, 10/1/30	AA	$650,000	$779,315
IN State. Fin. Auth. Rev. Bonds, (Rose-Hulman Inst. of Tech., Inc.)
5.00%, 6/1/32	A2	200,000	227,265
5.00%, 6/1/31	A2	200,000	228,251
5.00%, 6/1/30	A2	200,000	230,227
5.00%, 6/1/29	A2	175,000	199,524
5.00%, 6/1/28	A2	100,000	112,694
5.00%, 6/1/27	A2	180,000	200,526
4.00%, 6/1/34	A2	235,000	242,469
4.00%, 6/1/33	A2	210,000	217,674
Indianapolis, Local Pub. Impt. Bond Bk. Rev. Bonds, (Courthouse and Jail), Ser. A, 5.00%, 2/1/54	Aa1	1,250,000	1,381,197
Silver Creek, School Bldg. Corp. Rev. Bonds
3.00%, 1/15/36	AA+	500,000	494,974
3.00%, 1/15/34	AA+	375,000	374,625
			4,688,741
Iowa (0.5%)
IA State Fin. Auth. Rev. Bonds, (Lifespace Cmnty., Inc. Oblig. Group), Ser. A, 4.00%, 5/15/46	BBB/F	1,150,000	946,430
IA State Fin. Auth. Solid Waste Fac. Mandatory Put Bonds (4/1/24), (Gevo NW Iowa RNG, LLC), 1.50%, 1/1/42	Aa3	1,700,000	1,698,646
			2,645,076
Kentucky (3.3%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds, (1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53 (Prerefunded 7/1/23)	Baa2	500,000	518,885
KY State Hsg. Corp. Mandatory Put Bonds (10/1/23), (Winterwood II Rural Hsg.), 0.37%, 10/1/24	Aaa	1,295,000	1,251,527
KY State Pub. Energy Auth. Gas Supply
Mandatory Put Bonds (6/1/25), Ser. C-1, 4.00%, 12/1/49	A1	3,150,000	3,237,817
Mandatory Put Bonds (1/1/25), Ser. B, 4.00%, 1/1/49	A1	2,800,000	2,854,908
KY State Tpk. Auth. Econ. Dev. Rev. Bonds, (Revitalization Projects), Ser. A-22, 5.00%, 7/1/32	Aa3	2,500,000	2,971,111
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst. Rev. Bonds
(Norton Healthcare, Inc.), Ser. A, 5.00%, 10/1/30	A	2,750,000	2,979,198
(Norton Hlth. Care), Ser. A, 4.00%, 10/1/35	A	3,500,000	3,526,214
			17,339,660
Louisiana (0.5%)
LA Stadium & Exposition Dist. Rev. Bonds, 4.00%, 7/3/23	BBB+/F	500,000	506,176
St. John The Baptist Parish Mandatory Put Bonds (7/1/26), (Marathon Oil Corp.), Ser. A-3, 2.20%, 6/1/37	Baa3	2,000,000	1,905,642
			2,411,818

Strategic Intermediate Municipal Fund 31

MUNICIPAL BONDS AND NOTES (101.8%)* cont.	Rating**	Principal amount	Value
Maryland (0.1%)
Gaithersburg, Econ. Dev. Rev. Bonds, (Asbury, Oblig. Group), Ser. A, 5.00%, 1/1/36	BBB/F	$300,000	$313,860
MD State Hlth. & Higher Ed. Fac. Auth. Rev. Bonds, (Stevenson U.), 4.00%, 6/1/34	BBB−	250,000	248,329
			562,189
Massachusetts (6.1%)
Lawrence, G.O. Bonds, 4.00%, 6/1/35	AA	1,165,000	1,251,251
MA State G.O. Bonds
Ser. A, 5.25%, 4/1/47	Aa1	1,500,000	1,651,725
Ser. B, 5.00%, 7/1/33	Aa1	4,815,000	5,682,402
MA State Dev. Fin. Agcy. Rev. Bonds, (Northeastern U.)
5.00%, 10/1/35 ##	A1	1,000,000	1,182,067
5.00%, 10/1/34 ##	A1	1,000,000	1,189,426
MA State Dev. Fin. Agcy. 144A Rev. Bonds, (Loomis Oblig. Group), 4.00%, 1/1/26 ###	BBB	500,000	509,096
MA State Hlth. & Edl. Fac. Auth. VRDN (MA Inst. of Tech.), 1.35%, 7/1/31	VMIG 1	5,000,000	5,000,000
MA State Hsg. Fin. Agcy. Mandatory Put Bonds (6/1/25), Ser. 216, FHLMC Coll., FNMA Coll., GNMA Coll., 1.85%, 12/1/50	Aa1	1,000,000	974,733
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. D, 3.10%, 6/1/30	Aa2	720,000	723,373
MA State Port Auth. Rev. Bonds, Ser. B, 5.00%, 7/1/39	Aa2	4,935,000	5,096,087
Merrimack Valley Regl. Transit Auth. Rev. Bonds, 3.25%, 6/23/23	AA+/P	9,320,000	9,401,732
			32,661,892
Michigan (3.9%)
Detroit, G.O. Bonds, 5.50%, 4/1/34	Ba2	660,000	735,259
Detroit, Downtown Dev. Auth. Tax Alloc. Bonds, Ser. A, AGM, 5.00%, 7/1/43	AA	3,000,000	3,154,778
Karegnondi, Wtr. Auth. Rev. Bonds, Ser. A, 5.00%, 11/1/43	A1	1,775,000	1,810,285
Kentwood, Economic Dev. Corp. Rev. Bonds, (Holland Home Oblig. Group), 5.00%, 11/15/37	BBB−/F	1,000,000	1,017,666
MI State Fin. Auth. Rev. Bonds
(Detroit Pub. Ltg. Auth.), Ser. B, 5.00%, 7/1/44	BBB−	2,000,000	2,041,664
Ser. H-1, 5.00%, 10/1/39 (Prerefunded 10/1/24)	AA−	525,000	549,143
(Pub. Ltg. Auth.), Ser. B, 5.00%, 7/1/39	BBB−	2,000,000	2,048,443
(Local Govt. Loan Program — Detroit Wtr. & Swr. Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	A+	1,000,000	1,064,873
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	AA−	140,000	146,364
(Detroit), Ser. C-3, 5.00%, 4/1/28	Aa2	700,000	779,119
(Trinity Health Corp. Oblig. Group), Ser. A, 4.00%, 12/1/49 T	AA−	1,325,000	1,307,788
(Tobacco Settlement), Ser. A-1, 2.326%, 6/1/30	A	497,786	465,247
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds
(Lawrence Technological U.), 5.25%, 2/1/32	BBB−	1,145,000	1,205,324
(Lawrence Technological U.), 5.00%, 2/1/47	BBB−	2,000,000	2,035,107

32 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (101.8%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds
(Lawrence Tech. U.), 4.00%, 2/1/32	BBB−	$285,000	$280,803
(Lawrence Tech. U.), 4.00%, 2/1/27	BBB−	185,000	188,432
Wayne Cnty., Arpt. Auth. Rev. Bonds, Ser. F, 5.00%, 12/1/30	A1	1,840,000	1,963,883
			20,794,178
Minnesota (2.6%)
Duluth, COP, (Indpt. School Dist. No. 709), Ser. A, 4.20%, 3/1/34	Baa3	750,000	740,499
Duluth, Econ. Dev. Auth. Rev. Bonds, (Benedictine Hlth. Syst. Oblig. Group), Ser. A, 4.00%, 7/1/31	BB/P	625,000	624,518
Duluth, Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds, (St. Luke’s Hosp. of Duluth Oblig. Group)
5.00%, 6/15/32	BBB−	975,000	1,093,248
5.00%, 6/15/30	BBB−	830,000	926,003
Hennepin Cnty., VRDN, Ser. B, 1.34%, 12/1/38	A-1+	1,515,000	1,515,000
Minneapolis & St. Paul, Metro. Arpt. Comm. Rev. Bonds, Ser. A, 5.00%, 1/1/31	A+	1,580,000	1,744,664
Minneapolis, Hlth. Care Syst. VRDN (Fairview Hlth. Svcs. Oblig. Group), Ser. B, 1.47%, 11/15/48	VMIG 1	1,000,000	1,000,000
MN State Higher Ed. Fac. Auth. Rev. Bonds, (Augsburg U.), Ser. A, 5.00%, 5/1/46	Ba1	750,000	754,522
Rochester, Hlth. Care Fac. VRDN, (Mayo Clinic)
Ser. A, 1.23%, 11/15/38	A-1+	2,165,000	2,165,000
Ser. B, 1.23%, 11/15/38	VMIG 1	250,000	250,000
St. Paul, Hsg. & Redev. Auth. Charter School Lease Rev. Bonds, (Hmong College Prep Academy), 5.50%, 9/1/36	BB+	3,000,000	3,131,026
			13,944,480
Mississippi (0.7%)
MS Bus. Fin. Comm. VRDN (Chevron USA, Inc.), Ser. C, 1.90%, 12/1/30	VMIG 1	2,930,000	2,930,000
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy Resources, Inc.), 2.375%, 6/1/44	A	770,000	555,388
			3,485,388
Missouri (0.8%)
Kansas City, Indl. Dev. Auth. Arpt. Special Oblig. Rev. Bonds, (Kansas City Intl. Arpt.), 5.00%, 3/1/30	A2	1,540,000	1,750,556
Plaza at Noah’s Ark Cmnty. Impt. Dist. Rev. Bonds
3.00%, 5/1/26	B+/P	275,000	265,973
3.00%, 5/1/25	B+/P	225,000	219,840
3.00%, 5/1/24	B+/P	200,000	197,313
St. Louis, Arpt. Rev. Bonds, 5.00%, 7/1/30	A2	1,430,000	1,630,006
			4,063,688
Montana (0.5%)
MT State Board of Regents Higher Ed. Mandatory Put Bonds (11/15/22), U. of MT, AGM, 5.25%, 11/15/52 ## T	AA	2,475,000	2,854,789
			2,854,789

Strategic Intermediate Municipal Fund 33

MUNICIPAL BONDS AND NOTES (101.8%)* cont.	Rating**	Principal amount	Value
Nebraska (0.7%)
Central Plains, Energy Mandatory Put Bonds (1/1/24), (No. 4), 5.00%, 3/1/50	A2	$2,500,000	$2,578,387
Central Plains, Energy Rev. Bonds, (NE Gas No. 3), 5.00%, 9/1/32 (Prerefunded 9/1/22)	A2	1,000,000	1,002,667
			3,581,054
Nevada (2.1%)
Clark Cnty., School Dist. G.O. Bonds
Ser. A, 5.00%, 6/15/37	A1	5,000,000	5,821,239
Ser. C, 5.00%, 6/15/28	A1	4,000,000	4,369,904
Ser. B, BAM, 3.00%, 6/15/36	AA	1,000,000	946,007
			11,137,150
New Hampshire (0.7%)
National Fin. Auth. Rev. Bonds, (Caritas Acquisitions VII, LLC), Ser. A, 3.75%, 8/15/30	BBB/P	1,050,000	1,005,579
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Catholic Med. Ctr.), 5.00%, 7/1/44	BBB+	500,000	521,668
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A−	2,000,000	2,101,833
			3,629,080
New Jersey (0.7%)
NJ State Econ. Dev. Auth. Rev. Bonds, Ser. AAA, 5.00%, 6/15/36	A3	350,000	370,951
NJ State Edl. Fac. Auth. Rev. Bonds, (William Paterson U. of NJ (The)), Ser. C, AGM
5.00%, 7/1/27	AA	100,000	112,259
5.00%, 7/1/26	AA	100,000	110,152
5.00%, 7/1/25	AA	100,000	107,858
5.00%, 7/1/24	AA	100,000	105,487
NJ State Trans. Trust Fund Auth. Rev. Bonds
Ser. BB, 5.00%, 6/15/34	A3	675,000	752,297
(Federal Hwy. Reimbursement Notes), 5.00%, 6/15/28	A+	750,000	818,357
Ser. A, 4.00%, 6/15/39	A3	1,510,000	1,531,329
			3,908,690
New Mexico (0.5%)
Farmington, Poll. Control Rev. Bonds, (Pub. Service Co. of NM), Ser. B, 2.15%, 4/1/33	Baa2	2,000,000	1,651,901
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo Retirement Res.), 5.00%, 5/15/42	BB+/F	980,000	931,479
			2,583,380
New York (8.3%)
Albany, Cap. Resource Corp. Rev. Bonds, (Empire Commons Student Hsg., Inc.)
5.00%, 5/1/26	A	400,000	425,798
Ser. A, 5.00%, 5/1/25	A	645,000	678,571
5.00%, 5/1/24	A	575,000	595,801
5.00%, 5/1/23	A	795,000	808,463
Build NY City Resource Corp. Rev. Bonds, (Grand Concourse Academy Charter School), 3.40%, 7/1/27	BBB−	300,000	302,864
NY City, G.O. Bonds, Ser. B-1, 5.00%, 8/1/32	Aa2	1,500,000	1,820,850
NY City, VRDN

34 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (101.8%)* cont.	Rating**	Principal amount	Value
New York cont.
NY City, VRDN
Ser. I-4, 1.91%, 4/1/36	VMIG 1	$1,500,000	$1,500,000
Ser. I-2, 1.89%, 3/1/40	VMIG 1	5,000,000	5,000,000
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. VRDN, 1.91%, 6/15/49	VMIG 1	1,000,000	1,000,000
NY City, Transitional Fin. Auth. Rev. Bonds
Ser. F-1, 5.00%, 2/1/47	AAA	2,950,000	3,309,032
(Future Tax Secured Revenue), 5.00%, 11/1/40	AAA	4,250,000	4,713,066
NY State Dorm. Auth. Personal Income Tax Rev. Bonds, Ser. A, 5.00%, 3/15/40	Aa1	655,000	725,581
NY State Mtge. Agcy. Rev. Bonds, Ser. 196, 2.60%, 4/1/25	Aa1	750,000	751,306
NY State Thruway Auth. Rev. Bonds, (Green Bonds-Bidding Group 1), 5.00%, 3/15/55	AA+	10,000,000	11,243,110
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(JFK Intl. Arpt. Term. 4, LLC), 5.00%, 12/1/29	Baa1	500,000	552,862
(American Airlines, Inc.), 2.25%, 8/1/26	B/F	205,000	195,722
Port Auth. of NY & NJ Rev. Bonds
Ser. 197, 5.00%, 11/15/35	Aa3	5,000,000	5,321,820
Ser. 227, 3.00%, 10/1/27	Aa3	5,000,000	5,143,906
			44,088,752
North Carolina (0.4%)
NC State Med. Care Comm. Hlth. Care Fac. Rev. Bonds, (Lutheran Svcs. for the Aging, Inc. Oblig. Group), Ser. C
5.00%, 3/1/28	BB/P	365,000	372,460
5.00%, 3/1/27	BB/P	460,000	469,790
5.00%, 3/1/26	BB/P	440,000	449,665
4.00%, 3/1/29	BB/P	755,000	726,185
			2,018,100
Ohio (3.6%)
Cleveland-Cuyahoga Cnty., Rev. Bonds, (Euclid Ave. Dev., Corp.), 5.00%, 8/1/39	A3	3,000,000	3,081,638
Cuyahoga Cnty., Econ. Dev. Rev. Bonds
5.00%, 1/1/38	A	1,380,000	1,530,971
5.00%, 1/1/36	A	425,000	473,759
Franklin Cnty., Hlth. Care Fac. Rev. Bonds, (Friendship Village of Dublin Oblig. Group), 5.00%, 11/15/34	BBB+/F	700,000	721,751
OH State Higher Edl. Fac. Comm. Rev. Bonds
(Kenyon College), 5.00%, 7/1/36 ###	A2	1,250,000	1,358,898
(Kenyon College), 5.00%, 7/1/35 ###	A2	1,700,000	1,852,851
(Cleveland Inst. of Music (The)), 5.00%, 12/1/32	BBB−	600,000	636,462
(John Carroll U.), 5.00%, 10/1/30	Baa1	455,000	511,622
(John Carroll U.), 5.00%, 10/1/29	Baa1	810,000	907,295
(John Carroll U.), 5.00%, 10/1/28	Baa1	370,000	412,088
(John Carroll U.), 5.00%, 10/1/27	Baa1	350,000	387,052
(John Carroll U.), 5.00%, 10/1/26	Baa1	350,000	382,253
(John Carroll U.), 5.00%, 10/1/25	Baa1	220,000	236,437

Strategic Intermediate Municipal Fund 35

MUNICIPAL BONDS AND NOTES (101.8%)* cont.	Rating**	Principal amount	Value
Ohio cont.
OH State Hosp. Rev. Bonds, (Premier Hlth. Partners Oblig. Group)
5.00%, 11/15/27	Baa1	$240,000	$265,726
5.00%, 11/15/26	Baa1	285,000	312,402
5.00%, 11/15/24	Baa1	135,000	142,626
OH State Tpk. Comm. Rev. Bonds, 5.00%, 2/15/29 ###	Aa3	1,000,000	1,154,280
Ohio State Air Qlty. Dev. Auth. Mandatory Put Bonds (6/1/27), (Duke Energy Corp.), Ser. 22B, 4.00%, 9/1/30	Baa2	3,250,000	3,347,802
Port of Greater Cincinnati Dev. Auth. 144A Rev. Bonds, 4.25%, 12/1/50	BB/P	750,000	643,945
Scioto Cnty., Hosp. Rev. Bonds, (Southern OH Med. Ctr.), 5.00%, 2/15/33	A3	500,000	525,562
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group), Ser. A, 5.75%, 7/1/33 (Prerefunded 7/1/23)	A	500,000	518,315
			19,403,735
Oregon (0.7%)
Keizer, Special Assmt. Bonds, (Keizer Station), Ser. A, 5.20%, 6/1/31	Aa3	225,000	225,618
Port of Portland, Arpt. Rev. Bonds
Ser. 24B, 5.00%, 7/1/33	AA−	2,000,000	2,153,119
Ser. 28, 5.00%, 7/1/28	AA−	1,000,000	1,126,138
			3,504,875
Pennsylvania (6.6%)
Allegheny Cnty., Arpt. Auth. Rev. Bonds, Ser. A, 4.00%, 1/1/40	AA	1,250,000	1,249,774
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev. Bonds, (West Chester U. Student Hsg., LLC), Ser. A, 5.00%, 8/1/45	Ba2	750,000	750,863
Dallas, Area Muni. Auth. U. Rev. Bonds, (Misericordia U.), 5.00%, 5/1/29	Baa3	300,000	303,687
Geisinger, Auth. Rev. Bonds, (Geisinger Hlth. Syst.), Ser. A-2, 5.00%, 2/15/39	AA−	3,275,000	3,496,914
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds, (Scranton U.), 4.00%, 11/1/40	A−	500,000	495,420
Lancaster, Indl. Dev. Auth. Rev. Bonds, (Landis Homes Oblig. Group), 4.00%, 7/1/46	BBB−/F	675,000	604,862
Monroeville, Fin. Auth. Rev. Bonds, (U. of Pittsburgh Med. Ctr.), Ser. B
5.00%, 2/15/38	A2	2,200,000	2,484,269
5.00%, 2/15/24	A2	500,000	522,015
PA Rev. Bonds, (City of Philadelphia, Wtr. & Wastewater)
4.00%, 1/1/32	Baa2	540,000	557,353
4.00%, 1/1/31	Baa2	165,000	171,190
4.00%, 1/1/30	Baa2	115,000	119,735
4.00%, 1/1/29	Baa2	725,000	756,288
PA State Tpk. Comm. Rev. Bonds, Ser. B-1, 5.00%, 6/1/42	A3	675,000	717,436
Philadelphia, Arpt. Rev. Bonds, Ser. C, 5.00%, 7/1/24	A2	4,000,000	4,201,752

36 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (101.8%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Philadelphia, Auth. for Indl. Dev. City Agreement Rev. Bonds, 5.00%, 12/1/27	A2	$3,000,000	$3,261,462
Philadelphia, School Dist. G.O. Bonds, Ser. F, 5.00%, 9/1/29	A1	6,620,000	7,265,379
Pittsburgh Wtr. & Swr. Auth. Mandatory Put Bonds (12/1/23), Ser. C, AGM, 1.98%, 9/1/40	AA	1,875,000	1,876,018
Scranton, School Dist. G.O. Bonds, Ser. 14-R, 2.015%, 4/1/31	A1	5,275,000	5,265,978
Westmoreland Cnty. Indl. Dev. Auth. Hlth. Syst. Rev. Bonds, (Excela Hlth. Oblig. Group), Ser. A
5.00%, 7/1/28	Baa1	275,000	304,139
5.00%, 7/1/27	Baa1	375,000	411,467
4.00%, 7/1/26	Baa1	300,000	313,322
4.00%, 7/1/24	Baa1	200,000	205,152
			35,334,475
Puerto Rico (0.2%)
Cmnwlth. of PR, G.O. Bonds, Ser. A1, 5.625%, 7/1/27	BB/P	907,000	983,912
			983,912
Rhode Island (0.4%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds, (Lifespan Oblig. Group-Hosp. Fin.)
5.00%, 5/15/33	BBB+	365,000	377,302
5.00%, 5/15/26	BBB+	580,000	620,213
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B, 5.00%, 6/1/50	BBB−/P	1,000,000	1,022,692
			2,020,207
South Carolina (1.2%)
Myrtle Beach, Tax Alloc. Bonds, (Myrtle Beach Air Force Base Redev.), 5.00%, 10/1/28	A2	575,000	633,734
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.00%, 12/1/37	A2	3,435,000	3,609,376
(Oblig.), Ser. B, 5.00%, 12/1/37	A2	500,000	528,452
Ser. A, 5.00%, 12/1/36	A2	1,500,000	1,577,609
			6,349,171
Tennessee (0.4%)
Chattanooga, Hlth. Edl. & Hsg. Fac. Rev. Bonds, (CommonSpirit Health Oblig. Group)
Ser. A-2, 5.00%, 8/1/49 T	A−	250,000	264,360
Ser. A-2, 5.00%, 8/1/44 T	A−	150,000	159,467
Ser. A-1, 4.00%, 8/1/44 T	A−	275,000	270,647
Ser. A-1, 4.00%, 8/1/38 T	A−	150,000	150,894
Ser. A-1, 4.00%, 8/1/37 T	A−	150,000	151,287
Metro. Nashville, Arpt. Auth. Rev. Bonds, Ser. B, 5.00%, 7/1/33	A2	1,000,000	1,118,357
			2,115,012
Texas (10.5%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds
(Harmony Pub. Schools), Ser. A, PSFG, 4.00%, 2/15/51	Aaa	2,000,000	2,011,752
(Uplift Ed.), Ser. A, PSFG, 4.00%, 12/1/32	AAA	375,000	391,496

Strategic Intermediate Municipal Fund 37

MUNICIPAL BONDS AND NOTES (101.8%)* cont.	Rating**	Principal amount	Value
Texas cont.
Austin, Cmnty. College Dist. G.O. Bonds, (Maintenance Tax), 3.00%, 8/1/35	Aa1	$1,350,000	$1,291,754
Austin-Bergstrom Landhost Enterprises, Inc. Rev. Bonds
5.00%, 10/1/36	A	1,485,000	1,566,657
5.00%, 10/1/33	A	400,000	424,527
Clifton, Higher Ed. Fin. Corp. Rev. Bonds, (IDEA Pub. Schools)
PSFG, 5.00%, 8/15/48	AAA	1,570,000	1,730,669
Ser. B, PSFG, 5.00%, 8/15/27	A−	350,000	382,340
Ser. T, PSFG, 4.00%, 8/15/38	AAA	1,400,000	1,471,828
Ser. T, PSFG, 4.00%, 8/15/36	AAA	700,000	749,061
Dallas, Area Rapid Transit Rev. Bonds, 5.00%, 12/1/33	AA+	5,920,000	6,882,515
Dallas, Hotel Occupancy Tax Rev. Bonds
4.00%, 8/15/38	A	2,000,000	2,032,528
4.00%, 8/15/36	A	1,000,000	1,020,594
4.00%, 8/15/35	A	1,000,000	1,024,099
4.00%, 8/15/34	A	750,000	770,453
Fort Bend, Indpt. School Dist. Mandatory Put Bonds (8/1/26), Ser. B, PSFG, 0.72%, 8/1/51	AAA	860,000	805,277
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds, (YMCA of the Greater Houston Area), Ser. A, 5.00%, 6/1/38	Ba1	500,000	500,489
Houston, Indpt. School Dist. Mandatory Put Bonds (6/1/25), Ser. A-2, PSFG, 3.50%, 6/1/39	Aaa	3,250,000	3,344,138
Lake Houston Redev. Auth. Rev. Bonds, (City of Houston, Reinvestment Zone No. 10)
5.00%, 9/1/31	BBB−	200,000	218,067
5.00%, 9/1/30	BBB−	200,000	217,503
5.00%, 9/1/29	BBB−	175,000	189,185
5.00%, 9/1/28	BBB−	150,000	161,127
5.00%, 9/1/26	BBB−	125,000	133,377
5.00%, 9/1/25	BBB−	100,000	105,896
5.00%, 9/1/24	BBB−	100,000	104,297
4.00%, 9/1/33	BBB−	150,000	149,339
4.00%, 9/1/32	BBB−	150,000	150,708
Midland Cnty., Pub. Fac. Corp. Multi-Fam. Mandatory Put Bonds (6/1/23), (Palladium West Francis, Ltd.), 0.35%, 6/1/24	Aaa	3,250,000	3,170,032
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(CHF-Collegiate Hsg. Stephenville III, LLC), 5.00%, 4/1/47 (Prerefunded 4/1/25)	AAA/P	365,000	395,226
(TX Woman’s U. CHF-Collegiate Hsg. Dining), Ser. B-1, AGM, 5.00%, 7/1/38	AA	860,000	920,483
(Tarleton State U. Collegiate Student Hsg.), Ser. A, 5.00%, 4/1/35 (Prerefunded 4/1/25)	AAA/P	800,000	866,248
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/29 (Prerefunded 4/1/24)	AAA/P	1,225,000	1,291,051
(Collegiate Housing Island Campus, LLC.), Ser. A, 5.00%, 4/1/25 (Escrowed to maturity)	AAA/P	500,000	540,725

38 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (101.8%)* cont.	Rating**	Principal amount	Value
Texas cont.
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds, (Gas Supply), 5.50%, 8/1/25	A2	$1,000,000	$1,073,036
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.), 5.00%, 11/15/37	A/F	1,250,000	1,341,021
Temple, Tax Increment Tax Alloc. Bonds, (Reinvestment Zone No. 1), Ser. A, BAM
5.00%, 8/1/30	AA	250,000	289,781
5.00%, 8/1/29	AA	200,000	230,099
5.00%, 8/1/28	AA	150,000	171,560
5.00%, 8/1/27	AA	125,000	140,856
5.00%, 8/1/26	AA	125,000	138,429
4.00%, 8/1/33	AA	200,000	215,264
4.00%, 8/1/32	AA	225,000	242,782
4.00%, 8/1/31	AA	200,000	217,569
Trinity River Pub. Fac. Corp. Multi-Fam. Mandatory Put Bonds (10/1/23), (Cowan Place Apt.), 0.28%, 10/1/24	Aaa	2,500,000	2,414,911
TX State G.O. Bonds, Ser. B
5.00%, 8/1/34	Aaa	6,040,000	7,448,273
5.00%, 8/1/33	Aaa	5,755,000	7,034,905
			55,971,927
Utah (0.5%)
Infrastructure Agcy. Telecomm. Rev. Bonds
5.00%, 10/15/27	BBB−/F	550,000	586,740
4.00%, 10/15/31	BBB−/F	460,000	454,708
4.00%, 10/15/29	BBB−/F	600,000	601,497
UT Infrastructure Agcy. Rev. Bonds, Ser. A, 4.00%, 10/15/28	BBB−/F	200,000	202,514
UT State Charter School Fin. Auth. Rev. Bonds, (UT Charter Academies, Inc.), 5.00%, 10/15/30	AA	575,000	641,127
			2,486,586
Virgin Islands (0.1%)
Matching Fund Special Purpose Securitization Corp. Rev. Bonds, Ser. A, 5.00%, 10/1/27	BB/P	515,000	544,952
			544,952
Virginia (0.3%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/42 (Prerefunded 10/1/24)	AAA/P	350,000	379,580
VA State Small Bus. Fin. Auth. Rev. Bonds, (National Sr. Campuses, Inc. Oblig. Group)
5.00%, 1/1/29	A/F	590,000	660,589
5.00%, 1/1/27	A/F	320,000	350,294
			1,390,463

Strategic Intermediate Municipal Fund 39

MUNICIPAL BONDS AND NOTES (101.8%)* cont.	Rating**	Principal amount	Value
Washington (1.8%)
Seattle, Muni. Lt. & Pwr. Mandatory Put Bonds (11/1/26), Ser. B, 1.58%, 5/1/45	Aa2	$750,000	$741,793
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds (7/3/23), (Fred Hutchinson Cancer Research Ctr.), 2.38%, 1/1/42 (Prerefunded (1/3/23))	A2	8,000,000	8,012,118
WA State Hsg. Fin. Comm. Rev. Bonds, (Social Certif.), Ser. A-1, 3.50%, 12/20/35	BBB+	1,150,516	1,092,880
			9,846,791
Wisconsin (0.7%)
Pub. Fin. Auth. Student Hsg. Fac. Rev. Bonds, (Beyond Boone, LLC-Appalachian State U.), Ser. A, AGM
5.00%, 7/1/54	AA	1,475,000	1,589,930
5.00%, 7/1/44	AA	1,000,000	1,086,792
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds, (Three Pillars Sr. Living), 5.00%, 8/15/33 (Prerefunded 8/15/23)	AAA/P	1,000,000	1,035,287
			3,712,009
Total municipal bonds and notes (cost $542,918,781)			$541,627,192

SHORT-TERM INVESTMENTS (0.8%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 1.93% L	Shares	4,064,439	$4,064,439
U.S. Treasury Bills 1.264%, 8/9/22 #		$300,000	299,865
Total short-term investments (cost $4,364,356)			$4,364,304

TOTAL INVESTMENTS
Total investments (cost $547,283,137)	$545,991,496

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2021 through July 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $532,082,622.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $256,846 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
##	Forward commitment, in part or in entirety (Note 1).

40 Strategic Intermediate Municipal Fund

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
T	Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.
###	When-issued security.
	At the close of the reporting period, the fund maintained liquid assets totaling $26,031,287 to cover tender option bonds, securities and the settlement of certain securities.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.33%, 2.36% and 2.79%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Transportation	21.6%
	Health care	15.9
	Local debt	12.1
	Education	10.9

FUTURES CONTRACTS OUTSTANDING at 7/31/22
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note Ultra 10 yr (Short)	90	$11,812,500	$11,812,500	Sep-22	$(136,609)
Unrealized appreciation					—
Unrealized (depreciation)					(136,609)
Total					$(136,609)

Strategic Intermediate Municipal Fund 41

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$541,627,192	$—
Short-term investments	—	4,364,304	—
Totals by level	$—	$545,991,496	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(136,609)	$—	$—
Totals by level	$(136,609)	$—	$—

The accompanying notes are an integral part of these financial statements.

42 Strategic Intermediate Municipal Fund

Statement of assets and liabilities 7/31/22

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $543,218,698)	$541,927,057
Affiliated issuers (identified cost $4,064,439) (Notes 1 and 5)	4,064,439
Interest and other receivables	4,491,343
Receivable for shares of the fund sold	1,323,705
Receivable for investments sold	1,071,914
Receivable for sales of delayed delivery securities (Note 1)	2,799,547
Prepaid assets	70,998
Total assets	555,749,003

LIABILITIES
Payable for investments purchased	756,929
Payable for purchases of delayed delivery securities (Note 1)	16,284,492
Payable for shares of the fund repurchased	846,630
Payable for compensation of Manager (Note 2)	185,142
Payable for custodian fees (Note 2)	6,695
Payable for investor servicing fees (Note 2)	48,942
Payable for Trustee compensation and expenses (Note 2)	106,779
Payable for administrative services (Note 2)	1,085
Payable for distribution fees (Note 2)	49,470
Payable for floating rate notes issued (Note 1)	5,101,128
Payable for variation margin on futures contracts (Note 1)	40,781
Distributions payable to shareholders	156,124
Other accrued expenses	82,184
Total liabilities	23,666,381

Net assets	$532,082,622

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$536,274,173
Total distributable earnings (Note 1)	(4,191,551)
Total — Representing net assets applicable to capital shares outstanding	$532,082,622

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($200,255,749 divided by 14,305,524 shares)	$14.00
Offering price per class A share (100/97.75 of $14.00)*	$14.32
Net asset value and offering price per class B share ($98,493 divided by 7,031 shares)**	$14.01
Net asset value and offering price per class C share ($9,472,684 divided by 674,778 shares)**	$14.04
Net asset value, offering price and redemption price per class R6 share
($4,243,238 divided by 303,089 shares)	$14.00
Net asset value, offering price and redemption price per class Y share
($318,012,458 divided by 22,704,132 shares)	$14.01

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Strategic Intermediate Municipal Fund 43

Statement of operations Year ended 7/31/22

INVESTMENT INCOME
Interest (including interest income of $45,016 from investments in affiliated issuers) (Note 5)	$7,492,884
Total investment income	7,492,884

EXPENSES
Compensation of Manager (Note 2)	1,345,073
Investor servicing fees (Note 2)	202,215
Custodian fees (Note 2)	14,856
Trustee compensation and expenses (Note 2)	11,733
Distribution fees (Note 2)	607,078
Administrative services (Note 2)	7,958
Interest and fees expense (Note 2)	56,189
Other	224,783
Total expenses	2,469,885
Expense reduction (Note 2)	(579)
Net expenses	2,469,306

Net investment income	5,023,578

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(2,830,188)
Futures contracts (Note 1)	1,638,126
Swap contracts (Note 1)	(1,538,109)
Total net realized loss	(2,730,171)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(15,241,398)
Futures contracts	(62,035)
Swap contracts	357,830
Total change in net unrealized depreciation	(14,945,603)

Net loss on investments	(17,675,774)

Net decrease in net assets resulting from operations	$(12,652,196)

The accompanying notes are an integral part of these financial statements.

44 Strategic Intermediate Municipal Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/22	Year ended 7/31/21
Operations
Net investment income	$5,023,578	$4,412,809
Net realized gain (loss) on investments	(2,730,171)	11,445,481
Change in net unrealized depreciation of investments	(14,945,603)	(3,837,541)
Net increase (decrease) in net assets resulting
from operations	(12,652,196)	12,020,749
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(13,818)	(226,240)
Class B	(11)	(490)
Class C	(711)	(15,969)
Class R6	(63)	(655)
Class Y	(4,551)	(53,384)
Net realized short-term gain on investments
Class A	(1,859,760)	(1,342,626)
Class B	(1,427)	(2,911)
Class C	(95,742)	(94,769)
Class R6	(8,433)	(3,889)
Class Y	(605,437)	(316,806)
From tax-exempt net investment income
Class A	(2,772,919)	(3,354,042)
Class B	(1,223)	(4,692)
Class C	(69,907)	(117,960)
Class R6	(29,747)	(12,421)
Class Y	(1,785,566)	(898,523)
From net realized long-term gain on investments
Class A	(1,836,564)	(3,763,931)
Class B	(1,407)	(8,159)
Class C	(94,501)	(265,676)
Class R6	(8,513)	(10,902)
Class Y	(612,076)	(888,139)
Increase (decrease) from capital share transactions (Note 4)	275,640,631	(1,680,587)
Total increase (decrease) in net assets	253,186,059	(1,042,022)

NET ASSETS
Beginning of year	278,896,563	279,938,585
End of year	$532,082,622	$278,896,563

The accompanying notes are an integral part of these financial statements.

Strategic Intermediate Municipal Fund 45

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
July 31, 2022	$15.37	.21	(1.11)	(.90)	(.20)	(.27)	(.47)	$14.00	(5.99)	$200,256	.84[c]	1.49	34
July 31, 2021	15.33	.25	.43	.68	(.26)	(.38)	(.64)	15.37	4.57	207,780	.87[c,e]	1.63	78
July 31, 2020	15.38	.36	.27	.63	(.36)	(.32)	(.68)	15.33	4.23	218,232	.87[c,d]	2.36	42
July 31, 2019	14.93	.41	.61	1.02	(.41)	(.16)	(.57)	15.38	7.03	242,379.81		2.74	38
July 31, 2018	15.16	.44	(.23)	.21	(.44)	—	(.44)	14.93	1.43	256,172.79		2.91	32
Class B
July 31, 2022	$15.39	.13	(1.11)	(.98)	(.13)	(.27)	(.40)	$14.01	(6.53)	$98	1.44[c]	.83	34
July 31, 2021	15.35	.16	.43	.59	(.17)	(.38)	(.55)	15.39	3.94	284	1.47[c,e]	1.08	78
July 31, 2020	15.40	.26	.28	.54	(.27)	(.32)	(.59)	15.35	3.58	741	1.49[c,d]	1.75	42
July 31, 2019	14.95	.32	.61	.93	(.32)	(.16)	(.48)	15.40	6.36	1,025	1.43	2.13	38
July 31, 2018	15.17	.35	(.22)	.13	(.35)	—	(.35)	14.95	.85	1,345	1.41	2.29	32
Class C
July 31, 2022	$15.43	.11	(1.13)	(1.02)	(.10)	(.27)	(.37)	$14.04	(6.75)	$9,473	1.59[c]	.73	34
July 31, 2021	15.38	.13	.45	.58	(.15)	(.38)	(.53)	15.43	3.84	11,268	1.62[c,e]	.90	78
July 31, 2020	15.43	.24	.27	.51	(.24)	(.32)	(.56)	15.38	3.42	15,888	1.64[c,d]	1.59	42
July 31, 2019	14.97	.30	.62	.92	(.30)	(.16)	(.46)	15.43	6.26	19,827	1.58	1.98	38
July 31, 2018	15.20	.33	(.23)	.10	(.33)	—	(.33)	14.97	.64	23,682	1.56	2.14	32
Class R6
July 31, 2022	$15.39	.26	(1.12)	(.86)	(.26)	(.27)	(.53)	$14.00	(5.76)	$4,243	.58[c]	1.90	34
July 31, 2021	15.35	.29	.43	.72	(.30)	(.38)	(.68)	15.39	4.84	803	.61[c,e]	1.86	78
July 31, 2020	15.40	.39	.28	.67	(.40)	(.32)	(.72)	15.35	4.47	410	.63[c,d]	2.60	42
July 31, 2019	14.94	.45	.62	1.07	(.45)	(.16)	(.61)	15.40	7.35	306.57		2.97	38
July 31, 2018†	14.87	.09	.07	.16	(.09)	—	(.09)	14.94	1.08*	10	.11*	.60 *	32
Class Y
July 31, 2022	$15.39	.25	(1.12)	(.87)	(.24)	(.27)	(.51)	$14.01	(5.77)	$318,012	.59[c]	1.87	34
July 31, 2021	15.35	.29	.43	.72	(.30)	(.38)	(.68)	15.39	4.82	58,762	.62[c,e]	1.87	78
July 31, 2020	15.40	.39	.28	.67	(.40)	(.32)	(.72)	15.35	4.47	44,668	.64[c,d]	2.59	42
July 31, 2019	14.94	.44	.62	1.06	(.44)	(.16)	(.60)	15.40	7.34	46,574.58		2.98	38
July 31, 2018	15.17	.48	(.23)	.25	(.48)	—	(.48)	14.94	1.66	52,804.56		3.14	32

Before August 28, 2020, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current strategy from that shown for periods before this date.

† For the period May 22, 2018 (commencement of operations) to July 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Includes interest and fee expense associated with borrowings which amounted to (for each class):

Percentage of average net assets
July 31, 2022	0.02%
July 31, 2021	0.02
July 31, 2020	0.02

d Includes one-time proxy costs of 0.05%.

e Includes one-time proxy costs of 0.02%.

The accompanying notes are an integral part of these financial statements.

46 Strategic Intermediate Municipal Fund	Strategic Intermediate Municipal Fund 47

Notes to financial statements 7/31/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2021 through July 31, 2022.

Putnam Strategic Intermediate Municipal Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)). The fund normally maintains an average dollar-weighted maturity between three and ten years. The fund may invest broadly in municipal bonds of any duration (a measure of the sensitivity of a bond’s price to interest rate changes), maturity and credit quality although the bonds the fund invests in are mainly investment-grade in quality. The fund may also invest in investments that are below-investment-grade (sometimes referred to as “junk bonds”), which may be considered speculative. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in tax-exempt investments. Investments paying interest subject to the federal AMT for individuals are considered tax-exempt investments for purposes of this policy. This investment policy cannot be changed without the approval of the fund’s shareholders. The fund may invest up to 20% of its net assets in securities the income on which is subject to federal income tax and may invest without limit in investments the income on which is subject to the AMT. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred charges	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 2.25%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R6**	None	None	None
Class Y**	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

** Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

48 Strategic Intermediate Municipal Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Strategic Intermediate Municipal Fund 49

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a when-issued or forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging inflation, for gaining exposure to inflation and for hedging and gaining exposure to interest rate and term structure risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

50 Strategic Intermediate Municipal Fund

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $8,350,059 were held by the TOB trust and served as collateral for $5,101,128 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $14,334 for these investments based on an average interest rate of 0.48%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $3,156,277 recognized during the period between November 1, 2021 and July 31, 2022 to its fiscal year ending July 31, 2023.

Strategic Intermediate Municipal Fund 51

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from late year loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $49,224 to decrease undistributed net investment income and $49,224 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$7,738,537
Unrealized depreciation	(9,113,829)
Net unrealized depreciation	(1,375,292)
Undistributed ordinary income	40,328
Undistributed tax-exempt income	455,814
Post-October capital loss	(3,156,277)
Cost for federal income tax purposes	$547,230,179

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.426% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.40%) of the average net assets of the portion of the fund managed by PIL.

52 Strategic Intermediate Municipal Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$127,911	Class R6	792
Class B	96	Class Y	66,812
Class C	6,604	Total	$202,215

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $579 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $348, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$501,957
Class B	1.00%	0.85%	1,304
Class C	1.00%	1.00%	103,817
Total			$607,078

Strategic Intermediate Municipal Fund 53

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,261 from the sale of class A shares and received $10 and $12 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $998 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$362,230,573	$102,636,472
U.S. government securities (Long-term)	—	—
Total	$362,230,573	$102,636,472

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 7/31/22		YEAR ENDED 7/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	2,791,862	$40,101,181	1,613,430	$24,607,385
Shares issued in connection with
reinvestment of distributions	396,268	5,850,713	501,817	7,605,693
	3,188,130	45,951,894	2,115,247	32,213,078
Shares repurchased	(2,397,183)	(34,708,609)	(2,833,977)	(43,206,842)
Net increase (decrease)	790,947	$11,243,285	(718,730)	$(10,993,764)

	YEAR ENDED 7/31/22		YEAR ENDED 7/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	39	$586	1,524	$23,065
Shares issued in connection with
reinvestment of distributions	236	3,503	838	12,703
	275	4,089	2,362	35,768
Shares repurchased	(11,670)	(175,392)	(32,202)	(491,721)
Net decrease	(11,395)	$(171,303)	(29,840)	$(455,953)

54 Strategic Intermediate Municipal Fund

	YEAR ENDED 7/31/22		YEAR ENDED 7/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	98,225	$1,465,086	124,056	$1,899,650
Shares issued in connection with
reinvestment of distributions	16,943	251,926	30,873	468,892
	115,168	1,717,012	154,929	2,368,542
Shares repurchased	(170,918)	(2,522,214)	(457,364)	(6,968,419)
Net decrease	(55,750)	$(805,202)	(302,435)	$(4,599,877)

	YEAR ENDED 7/31/22		YEAR ENDED 7/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	303,914	$4,239,140	27,391	$420,280
Shares issued in connection with
reinvestment of distributions	3,234	46,755	1,835	27,858
	307,148	4,285,895	29,226	448,138
Shares repurchased	(56,202)	(784,656)	(3,772)	(57,645)
Net increase	250,946	$3,501,239	25,454	$390,493

	YEAR ENDED 7/31/22		YEAR ENDED 7/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	22,551,282	$313,737,118	1,780,314	$27,253,031
Shares issued in connection with
reinvestment of distributions	183,694	2,675,170	123,307	1,871,614
	22,734,976	316,412,288	1,903,621	29,124,645
Shares repurchased	(3,848,801)	(54,539,676)	(996,088)	(15,146,131)
Net increase	18,886,175	$261,872,612	907,533	$13,978,514

At the close of the reporting period, Putnam Investments, LLC. Owned 800 Class R6 shares of the fund (0.26% of class R6 shares outstanding), valued at $11,200.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/21	cost	proceeds	income	of 7/31/22
Short-term investments
Putnam Short Term
Investment Fund*	$27,436,292	$272,080,884	$295,452,737	$45,016	$4,064,439
Total Short-term
investments	$27,436,292	$272,080,884	$295,452,737	$45,016	$4,064,439

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Strategic Intermediate Municipal Fund 55

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	100
OTC total return swap contracts (notional)	$20,000,000
Centrally cleared total return swap contracts (notional)	$5,500,000

56 Strategic Intermediate Municipal Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$—	Payables	$136,609*
Total		$—		$136,609

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$1,638,126	$(1,538,109)	$100,017
Total	$1,638,126	$(1,538,109)	$100,017

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(62,035)	$357,830	$295,795
Total	$(62,035)	$357,830	$295,795

Strategic Intermediate Municipal Fund 57

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	JPMorgan
	Securities LLC	Total
Assets:
Futures contracts§	$—	$—
Total Assets	$—	$—
Liabilities:
Futures contracts§	(40,781)	(40,781)
Total Liabilities	$(40,781)	$(40,781)
Total Financial and Derivative Net Assets	$40,781	$40,781
Total collateral received (pledged)†##	$—
Net amount	$40,781
Controlled collateral received (including TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $256,846.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

58 Strategic Intermediate Municipal Fund

Federal tax information (Unaudited)

The fund has designated 99.58% of dividends paid from net investment income during the reporting period as tax exempt for federal income tax purposes.

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $88,724 as a capital gain dividend with respect to the taxable year ended July 31, 2022, or, if subsequently determined to be different, the net capital gain of such year.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

Strategic Intermediate Municipal Fund 59

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	56,532,083	1,170,537
Barbara M. Baumann	56,739,287	963,333
Katinka Domotorffy	56,791,226	911,394
Catharine Bond Hill	56,976,601	726,018
Kenneth R. Leibler	56,574,543	1,128,077
Jennifer Williams Murphy	56,977,617	725,002
Marie Pillai	56,753,507	949,112
George Putnam, III	56,729,250	973,370
Robert L. Reynolds	56,693,415	1,009,205
Manoj P. Singh	56,637,379	1,065,241
Mona K. Sutphen	56,716,030	986,589

All tabulations are rounded to the nearest whole number.

60 Strategic Intermediate Municipal Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Board of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

Strategic Intermediate Municipal Fund 61

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of July 31, 2022, there were 100 funds in the Putnam fund complex, including 96 Putnam Funds and four funds in Putnam ETF Trust. Each Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

62 Strategic Intermediate Municipal Fund

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Strategic Intermediate Municipal Fund 63

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

64 Strategic Intermediate Municipal Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
Independent Registered	Governance, Assistant Clerk,	Principal Accounting Officer,
Public Accounting Firm	and Assistant Treasurer	and Assistant Treasurer
PricewaterhouseCoopers LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Strategic Intermediate Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2022	$50,847	$ —	$7,642	$ —
July 31, 2021	$63,509	$ —	$7,088	$ —

For the fiscal years ended July 31, 2022 and July 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $336,593 and $316,388 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2022	$ —	$328,951	$ —	$ —
July 31, 2021	$ —	$309,300	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 29, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 29, 2022